Corporate Overview May 2025

Disclaimer 2 The material in this presentation regarding Tourmaline Bio, Inc. (“we,” “us” or the “Company”) is for informational purposes only and is intended for investor audiences. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding expectations regarding the development and potential therapeutic benefits of pacibekitug, including the potential best-in-class profile of pacibekitug and the anticipated progression of pacibekitug into future clinical trials; the timing of initiation, progress and results of the Company’s current and future preclinical and clinical trials for its product candidates, including pacibekitug, including the timing of a planned Phase 2 proof-of-concept clinical trial in patients with abdominal aortic aneurysm and of Phase 3 clinical trial readiness in atherosclerotic cardiovascular disease; the therapeutic potential of IL-6 inhibition, including by pacibekitug; the timing and likelihood of seeking regulatory approval for the Company’s product candidates, including pacibekitug; the Company’s ability to achieve planned milestones; the competitive landscape and potential market for the Company’s product candidates; and the unmet need in the Company’s target indications and the potential for pacibekitug to address such unmet need. The words “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Many factors may cause differences between current expectations and actual results, including, but not limited to, additional safety events occurring after the data extract date of April 23, 2025, as participants complete their study visits and follow-up throughout the course of the trial; a review of the full dataset (including the post-April 23, 2025 dataset), after the trial has completed, which may cause our analysis following completion of the trial to differ from the analysis as of the data extract date presented herein; unexpected safety or efficacy data observed during preclinical or clinical studies; clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in the regulatory environment; changes in expected or existing competition; unexpected litigation or other disputes, and other risks and uncertainties, including those described in the section titled “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. In addition, certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation contains trademarks, services marks, trade names and copyrights of the Company and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not, imply a relationship with the Company, or an endorsement of sponsorship by the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade name.

Our mission 3 We are driven by our mission to develop transformative medicines that dramatically improve the lives of patients with life-altering immune and inflammatory diseases

Emil deGoma, MD Senior Vice President, Medical Research Gerhard Hagn Senior Vice President, Head of Commercial & BD Kevin Johnson, PhD Chief Regulatory Officer Experienced leadership team 4 Ryan Robinson, CPA Chief Financial Officer Sandeep Kulkarni, MD Co-Founder and Chief Executive Officer Brad Middlekauff, JD Chief Business Officer and General Counsel Susan Dana Jones, PhD Chief Technology Officer Dora Rau Senior Vice President, Head of Quality Management Team Board of Directors Clay Siegall, PhD Chairman Caley Castelein, MD Aaron Kantoff Mark McDade Sapna Srivastava, PhD Parvinder Thiara Sandeep Kulkarni, MD Don Fitch Senior Vice President, Product Development

Pacibekitug has demonstrated best-in class potential: long-acting, low immunogenicity, and low-volume subcutaneous administration observed in clinical trials to date Key highlights 5 An IL-6 renaissance is underway: new insights emerging about a broad range of indications where IL-6 may be clinically validated A late-stage clinical company: Phase 2 TRANQUILITY trial in CV and pivotal Phase 2b spiriTED trial in TED ongoing; Phase 2 proof-of-concept trial in AAA expected to be initiated in H2 2025 Transformative data in hand: positive topline data from TRANQUILITY trial reported in Q2 2025 with plan to conduct end of Phase 2 meeting with FDA by end of year Well-financed: cash expected to fund operations into H2 2027, enabling the delivery of key anticipated milestones for both paths

# Pacibekitug: a long-acting anti-IL-6 monoclonal antibody with best-in-class potential

## Attributes observed to date

- **Long-acting** with terminal half-life of ~7 weeks[1]
- **>90% pathway inhibition** after single 10mg dose[2]
- **Fully human** with ADAs in only 0.5% of patients[3]
- **High affinity** to IL-6[4]
- Existing data from approximately **450 study participants**[1]

## Potential value to patients

- **Dosing quarterly**[5] (CV) or **every 8 weeks**[6] (TED)
- **Rapid and robust impact** across diseases
- Durable benefit **without need to increase dose**
- Volume of ≤1ml for **SC injection**[5,6]
- Generally **well-tolerated safety profile** observed to date

TOURMALINE

[1]Across six completed clinical trials in healthy volunteers and RA, SLE, and CD patients. [2]Data on file; single intravenous 10mg dose in Ph1 MAD study in RA patients; as measured by C-reactive protein (CRP), a pharmacodynamic marker of IL-6 signaling. [3]Generated from Medarex transgenic mouse platform; across approximately 450 subjects dosed with pacibekitug, only 2 subjects generated anti-drug antibodies (ADAs) following treatment. [4]Data on file. [5]To be evaluated in CV Phase 2 trial. [6]To be evaluated in TED Phase 2 trial. Every 8-week dosing was achieved in prior Phase 2 trials. CD: Crohn's Disease. CV: cardiovascular. SC: subcutaneous. RA: rheumatoid arthritis. SLE: systemic lupus erythematosus. TED: thyroid eye disease.

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Disease Focus Indication Preclinical Phase 1 Phase 2 Phase 3 Status Cardiovascular inflammation Atherosclerotic cardiovascular disease (ASCVD) Reported positive Phase 2 topline data; study completion expected Dec. 2025 Abdominal aortic aneurysm (AAA) Phase 2 PoC trial initiation expected H2 2025 Autoimmune disease Thyroid eye disease (TED) Phase 2b topline data expected in H2 2025 Clinical development plan for pacibekitug 7 Note: the hatched bar represents a trial that has not yet commenced The timing of clinical trial milestones is subject to change and additional discussion with the FDA

Cardiovascular Inflammation

Reducing inflammation: the next frontier in CV diseases 9 Increasing validation for IL-6 driven inflammation as a critical and modifiable risk factor driving residual cardiovascular risk Potential of IL-6 inhibition spans a broad range of cardiovascular indications, affecting tens of millions of patients globally IL-6 inhibition is being evaluated in multiple cardiovascular outcomes trials; external readouts expected over the next 12 to 24 months have the potential to further validate IL-6 mechanism in cardiovascular disease Converging lines of human evidence across multiple settings support the transformative potential of IL-6 inhibition Pacibekitug is Phase 3-ready with a potentially best-in-class profile, including quarterly SC administration, and is supported by positive topline data from Phase 2 TRANQUILITY trial

# IL-6 inhibition has the potential to benefit millions of patients across a wide range of inflammation-mediated CV conditions

**Estimated US prevalence (2024)[1]**

*Populations are not mutually exclusive*


ASCVD – Total
~55%
25M
CAD
~55%
18M
Ischemic stroke
~60%
8.5M
ASCVD + CKD 3-4
~55%
5.5M
PAD
~55%
3.7M
Acute MI*
100%
900K
Acute ischemic stroke*
~55%
800K
AAA - Total
~75%
2.3M
Our current focus
HF - Total
~60%
7.0M
HFpEF
~60%
3.2M
HFrEF
~60%
3.2M
HFmrEF
~60%
600K
Acute HF*
~75%
1.3M
Key
Elevated hs-CRP
Normal hs-CRP

TOURMALINE

[1]Publications available upon request. Population estimates are adjusted based on US population growth as estimated by the US Census. *Annual incidence
AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CAD: coronary artery disease. CKD: chronic kidney disease. HF: heart failure. HFmrEF: Heart Failure with Mid-Range Ejection Fraction. HFpEF: heart failure with preserved ejection fraction. HFrEF: heart failure with reduced ejection fraction. MI: myocardial infarction. PAD: peripheral artery disease.

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World-class Cardiovascular Scientific Advisory Board guiding our development strategy for pacibekitug 11 James Min, MD Cleerly, Inc. Pradeep Natarajan, MD, MMSC Massachusetts General Hospital Harvard Medical School Michael D. Shapiro, DO, MCR Wake Forest University Michael Szarek, PhD University of Colorado CPC Clinical Research Marc P. Bonaca, MD, MPH University of Colorado CPC Clinical Research Douglas L. Mann, MD Washington University School of Medicine Joshua A. Beckman, MD, MSc University of Texas Southwestern Robin Choudhury, MA, DM University of Oxford Dipender Gill, MD, PhD Sequoia Genetics Deepak L. Bhatt, MD, MPH, MBA SAB Chair Mount Sinai Fuster Heart Hospital Paul M. Ridker, MD, MPH Harvard Medical School Brigham and Women’s Hospital Tabassome Simon, MD, PhD Sorbonne Université Assistance Publique-Hôpitaux de Paris

# Cardiovascular inflammation largely unaddressed by existing treatments

| Atherothrombotic Pathways | Thrombosis  | Hypertension  | Atherogenic lipoproteins  | Diabetes, Insulin resistance, Obesity  | Inflammation  |
|---|---|---|---|---|---|
| **Biomarkers** | **None readily available** | **Blood pressure** | **ApoB, Non-HDL-C, LDL-C, Triglycerides, Lipoprotein(a)** | **HbA1c, Fasting glucose, Weight** | **C-reactive protein** |
| **Approved Therapies** | Aspirin<br>P2Y12R inhibitors<br>Factor Xa inhibitors<br>PAR-1 antagonists | ACEI/ARB<br>Calcium channel blockers<br>Thiazide diuretics<br>Renin inhibitors<br>Beta-blockers<br>Mineralocorticoid antagonists | Statins<br>PCSK9 inhibitors<br>Icosapent ethyl<br>NPC1L1 inhibitors<br>ACL inhibitors<br>Bile acid sequestrants<br>MTP inhibitors<br>ANGPTL3 inhibitors<br>Apheresis | SGLT2 inhibitors<br>GLP-1 agonists<br>GIP/GLP-1 agonists | Colchicine |
| **Therapies in Late-Stage Development** | Factor XI inhibitors<br>Factor XIa inhibitors | Angiotensinogen inhibitors<br>Aldosterone synthase inhibitors<br>Endothelin antagonists<br>Renal denervation<br>Baroreceptor activation | CETP inhibitors<br>Lipoprotein(a) inhibitors<br>ApoC3 inhibitors<br>Fibrates<br>CRISPR PCSK9 base editing | GIP/GLP-1/glucagon agonists<br>Amylin agonists<br>GIP-1/amylin agonists | **IL-6 inhibitors**<br>NLRP3 inhibitors |

TOURMALINE

List of therapies not exhaustive. ACEI: angiotensin-converting enzyme inhibitor. ACL: adenosine triphosphate-citrate lyase. ANGPTL3: angiopoietin-like protein 3. ApoB: apolipoprotein B. ApoC3: apolipoprotein C3. ARB: angiotensin receptor blocker. CETP: Cholesteryl ester transfer protein. CRISPR: clustered regularly interspaced short palindromic repeats. GIP: gastric inhibitory polypeptide. GLP-1: glucagon-like peptide-1. IL-6: Interleukin-6. MTP: microsomal triglyceride transfer protein. NLRP3: nucleotide-binding domain, leucine-rich–containing family, pyrin domain–containing-3. NPC1L1: Niemann-Pick C1-Like 1. PAR: protease-activated receptors. PCSK9: proprotein convertase subtilisin/ kexin type 9. P2Y12R: purinergic 2Y type 12 receptor. SGLT2: sodium-glucose cotransporter 2.

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Increasing recognition of inflammation & IL-6 as drivers of CV risk 13

ASCVD: atherosclerotic cardiovascular disease Convergence of human evidence supports therapeutic potential of IL-6 inhibition for ASCVD 14 Evidence suggests IL-6 may drive ASCVD risk Human genetic evidence Epidemiological evidence Clinical trial evidence

# Human genetic studies support a causal effect for IL-6 pathway inhibition to lower ASCVD risk[1]

**Concordance between results of human genetic studies and randomized clinical trials**

| Therapeutic target | Genetic Result | RCT Result |
|---|---|---|
| Lowering LDL-C to lower ASCVD risk[2,3] | Positive | Positive |
| Inhibiting IL-6 to treat polymyalgia rheumatica[4,5] | Positive | Positive |
| Lowering blood pressure to lower ASCVD risk[6,7] | Positive | Positive |
| Raising HDL-C to lower ASCVD risk[8,9] | Negative | Negative |
| Inhibiting LpPLA2 to lower ASCVD risk[10,11] | Negative | Negative |
| Lowering Lp(a) to lower ASCVD risk[12] | Positive | Trials Ongoing |
| Inhibiting IL-6 to lower ASCVD risk[1,13-17] | Positive | Trials Ongoing |

TOURMALINE

[1]Sarwar et al., Lancet (2012). [2]Ference et al., J. Am. Coll. Cardiol. (2012). [3]Casula et al., Pharm. Res. (2019). [4]Zhao et al., Ann Rheum Dis (2022). [5]Spiera eta al. NEJM (2023). [6]Wan et al., Hypertension (2021). [7]The Blood Pressure Lowering Treatment Trialists' Collaboration, Lancet (2021). [8]Voight et al., Lancet (2012). [9]Keene et al., BMJ (2014). [10]Gregson et al., Eur J Prev Cardiol. (2017). [11]Fras et al., Arch Med Sci. (2021). [12]Clarke et al., NEJM (2009). [13]Levin et al, Circulation Research (2021). [14]Georgakis et al., Circulation (2021). [15]Swerdlow et al., Lancet (2012). [16]Georgakis et al., Circ Genom Precis Med. (2020). [17]Georgakis et al., BCM Med. (2022).

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# IL-6R gene variant mimicking low-dose IL-6 pharmacological blockade causally associated with lower ASCVD risk[1]

## IL-6R gene variant rs2228145 associated with lower risk of ASCVD[2]



Coronary artery disease
Myocardial infarction
Peripheral artery disease
Large artery stroke
Carotid atherosclerosis
Abdominal aortic aneurysm
← Benefit
Harm →
0.7
0.8
0.9
1
1.1
1.2
1.3
1.4
1.5
OR per 18%-decrease in hsCRP (95%CI)
through rs2228145 in *IL6R*

| | Odds Ratio (OR) | *P*-value |
|---|---|---|
| Coronary artery disease | 0.92 (0.91-0.94) | $4.1 \times 10^{-18}$ |
| Myocardial infarction | 0.91 (0.87-0.95) | $3.3 \times 10^{-5}$ |
| Peripheral artery disease | 0.92 (0.88-0.95) | $1.7 \times 10^{-5}$ |
| Large artery stroke | 0.87 (0.78-0.97) | 0.011 |
| Carotid atherosclerosis | 0.94 (0.88-1.01) | 0.081 |
| Abdominal aortic aneurysm | 0.82 (0.79-0.85) | $3.5 \times 10^{-30}$ |

- rs2228145 is a common functional IL-6R gene variant (p.Asp358Ala)
- Prevalence of 30-40% (Europe)[1,3-5]
- Increased IL-6R ectodomain splicing by ADAM10/17[3]
- Carriers of rs2228145 demonstrated concordant changes in downstream biomarkers compared with tocilizumab (↓CRP, fibrinogen;↑albumin, sIL-6R)[1,3-5]
- Modest reduction in hs-CRP ~9% per allele[6]

TOURMALINE

[1]Sarwar et al., Lancet (2012). [2]Analysis based on (i) Georgakis et al., Circ Genom Prec Med (2020), (ii) Levin et al, Circ Res (2021), (iii) Burgess et al, Arterioscler Thromb Vasc Biol (2025), (iv) Omarov et al, medRxiv (2024). [3]Garbers et al., BBA (2014). [4]Swerdlow et al., Lancet (2012). [5]Georgakis et al., Circ Genom Precis Med (2020).[6]Said et al., Nat Commun (2022).

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1Women’s Health Study. MACE: CV death, MI, stroke, coronary revascularization. Increased risk defined as 1-relative risk, compared to lowest quintile of Lp(a) and hs-CRP population, adjusted for age, initial randomization treatment group, smoking (current, past, never), presence of diabetes, and Framingham blood pressure categories. Table 2. Ridker et al, NEJM (2024). Emerging evidence suggests that hs-CRP is more strongly associated with MACE than both LDL and Lp(a) 17 1.00 1.01 0.94 1.04 1.33 1.00 1.00 1.07 1.23 1.36 1.00 1.11 1.19 1.38 1.70 0.8 1.0 1.2 1.4 1.6 1.8 Quintile 1 (reference) Quintile 2 Quintile 3 Quintile 4 Quintile 5 Risk of MACE 30-year longitudinal data from the Women’s Health Study1 (n=27,929) Late breaking data presented at European Society of Cardiology 2024 Congress and simultaneously published in the New England Journal of Medicine Quintile (r ) i i Qui Qui ◼ hs-CRP mg/L baseline <0.65 0.65 to <1.47 1.47 to <2.75 2.75 to <5.18 ≥5.18 ◼ LDL-C mg/dL baseline <96.1 96.1 to <113.5 113.5 to <129.7 129.7 to <150.7 ≥150.7 ◼ Lp(a) mg/dL baseline <3.6 3.6 to <7.6 7.6 to <15.5 15.5 to <44.1 ≥44.1

Risk of cardiovascular and mortality outcomes by IL-6 quartile 1Yao et al., The Prognostic Value of Inerleukin-6 Levels and Nine Cardiovascular and Mortality Outcomes Insights from the Cross Cohort Collaboration (CCC) 2025. 2Cross-Cohort Collaboration Consortium. https://chs-nhibi.org/node/6549 (accessed April 3, 2025). AF: atrial fibrillation. CHD: coronary heart diseases. CVD: cardiovascular diseases. HF: heart failure. MI: myocardial infarction. Adjusted for sex, race/ethnicity, age, individual cohort, blood pressure, body-mass index, hypertension, anti-hypertensive medication, diabetes, hyperlipidemia, lipid-lowering medication, smoking status, alcohol use, baseline coronary heart disease. IL-6 levels were strongly associated with cardiovascular outcomes in a large study from the Cross-Cohort Collaboration1 18 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile Risk of StrokeRisk of MI Risk of AF Risk of HF Risk of CVD Risk of CHD Risk of CVD mortality Risk of CHD mortality Risk of all-cause mortality • Cross-Cohort Collaboration Consortium (CCC) aggregates and harmonizes data across multiple large prospective cohort studies2 • Nine prospective cohorts, ~42,000 participants, median follow-up 16 years • Significant, dose-dependent, independent association of IL-6 levels with all nine CV outcomes

# Landmark CANTOS study validated therapeutic potential of addressing inflammation in ASCVD

**Canakinumab Anti-inflammatory Thrombosis Outcomes Study (CANTOS) Trial Design[1]**

**10,061 patients**
- Stable CAD (post MI)
- On Statin, ACE/ARB, BB, ASA
- hs-CRP ≥2 mg/L

Canakinumab 50 mg Q3M
n = 2,170

Canakinumab 150 mg Q3M
n = 2,284

Canakinumab 300 mg Q3M
n = 2,263

Placebo Q3M
n = 3,344

**Primary endpoint:**
Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke)

**IL-1β is upstream of IL-6[2]**



NLRP3
Inflammasome
NLRP inflammasome inhibitors
colchicine
IL-1β
canakinumab
IL-6
pacibekitug
ziltivekimab
clazakizumab
C-reactive protein
(marker of inflammation)
Lipoprotein(a)
Fibrinogen
PAI-1
Pro-
clotting
+
-
Anti-
fibrinolytic

[1]Ridker et al., NEJM (2017). [2]Adapted from Ridker et al., Circ. Res. (2016), Arnold et al., Eur. J. Cardiol. (2021) and Muller et al., J Lipid Res (2015)

TOURMALINE

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Reduction in MACE shown as 1-Hazard Ratio vs placebo. ITT: intent to treat. MACE: major adverse cardiovascular events including CV death, myocardial infarction (MI), stroke. n.s.: not statistically significant. ITT CANTOS analysis presents data for 150mg dose group; values for CANTOS subanalyses combine all doses (50, 150, 300 mg). Ridker et al., NEJM (2017). Ridker et al., Lancet (2018). Adjusted for age, gender, smoking, hypertension, diabetes, BMI, baseline hs-CRP, baseline LDL-C. Ridker et al., Eur Heart J (2018). Adjusted for age, gender, smoking, hypertension, diabetes, BMI, baseline IL-6, baseline LDL-C. Ridker et al., JACC (2018). Lessons from canakinumab (anti-IL-1β mAb): Robust IL-6 pathway inhibition associated with improved outcomes 20 On-treatment On-treatment -15% -25% -30% -35% -60% -50% -40% -30% -20% -10% 0% R e d u c ti o n i n M A C E IL-6 low tertile hs-CRP <2 mg/L CKD ITT hs-CRP <2 mg/L R e d u c ti o n i n C V D e a th IL-6 low tertile hs-CRP <2 mg/L hs-CRP <2 mg/L -12% -31% -34% -59% -60% -50% -40% -30% -20% -10% 0% ITT CKD n.s. p=0.021 p<0.0001 p=0.0004 p<0.0001 p<0.0001 p=0.0227 p=0.0045

27% -24% -59% -80% -60% -40% -20% 0% 20% 40% IL-6 top tertile IL-6 middle tertile IL-6 low tertile R e d u c ti o n i n C V D e a th 1Ridker et al., Eur Heart J (2018). 2Ridker et al., Circulation (2021). 3Libby et al., Eur Heart J (2018). Reduction in MACE shown as 1-Hazard Ratio vs placebo. 4Covariates included in the adjusted multivariable model include age, gender, smoking status, hypertension, diabetes, body mass index, baseline level of IL-6, and baseline level of LDL cholesterol. Lessons from canakinumab (anti-IL-1β mAb): Prespecified analysis showed that reductions in IL-6 predicted CV benefit1-3 21 -1% -27% -35%-40% -30% -20% -10% 0% IL-6 top tertile IL-6 middle tertile IL-6 low tertile R e d u c ti o n i n M A C E Subgroup who did not achieve low IL-6 Subgroup who achieved low IL-6 36% RRR PBO C u m u la ti v e I n c id e n c e o f M A C E On-treatment4 On-treatment4

Reduction in MACE shown as 1-Hazard Ratio. MACE: major adverse cardiovascular events including CV death, myocardial infarction (MI), stroke except for: ODYSSEY OUTCOMES (all death, MI, ischemic stroke); COLCOT (CV death, MI, stroke, resuscitated cardiac arrest); LoDoCo2 (CV death, MI, ischemic stroke); main CANTOS analysis presents data for 150mg dose group; values for CANTOS subanalyses combine all doses (50, 150, 300mg); control arms were placebo + background SoC. Certain data in this slide are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. NNT (number needed to treat) values obtained from absolute risk extracted from Kaplan-Meier figures via webplotdigitizer, unless directly reported. NNT for IL-6 < median shown; not reported for IL-6 low tertile. The information on this slide is based on Tourmaline-generated analysis of third-party data and is being presented for hypothesis generating purposes only. As a result, the actual MACE risk reduction hypothesized may be more or less than the data presented in this slide. Publications available upon request. Lessons from canakinumab (anti-IL-1β mAb): Robust inhibition of IL-6 pathway has transformative potential in ASCVD 22 -30% -35% -14% -15% -15% -20% -20% -26% -28% -50% -40% -30% -20% -10% 0% R e d u c ti o n i n M A C E IL-6 low tertile hs-CRP <2 mg/L CKD Alirocumab ODYSSEY Bempedoic acid CLEAR Colchicine COLCOT Evolocumab FOURIER Semaglutide SELECT Icosapent ethyl REDUCE-IT Colchicine LoDoCo2 3-year estimates for NNT (number needed to treat) support transformative potential and efficient Phase 3 study designs 14 20 63 CANTOS: On-treatment 57368350nr85

# TRANQUILITY Phase 2 trial supporting development in CVD

**Randomized, double-blind, placebo-controlled Phase 2 trial (NCT06362759)**



Treatment period: 6 months
Primary endpoint: Day 90
Safety follow-up period
6 months
n = 143
R
Pacibekitug 25 mg SC quarterly
Pacibekitug 50 mg SC quarterly
Pacibekitug 15 mg SC monthly
Placebo
Follow-up
Key: ▲ dose

**Study population:**
- High-sensitivity C-reactive protein (hs-CRP) ≥2 mg/L and <15 mg/L
- CKD stage 3-4 (eGFR 15-59 ml/min/1.73m$^2$) or UPCR≥200 mg/g
- Exclude patients at higher risk for safety complications (e.g., immunocompromised patients)

**Primary endpoint:**
- Change from baseline in hs-CRP through Day 90

**Secondary endpoints:**
- Percentage achieving hs-CRP<2 mg/L through Day 90
- Percentage achieving hs-CRP reduction ≥50% through Day 90
- Change from baseline in hs-CRP through Day 180
- Safety and tolerability

Participants randomized to pacibekitug 25 mg and 50 mg quarterly dosing arms receive matching placebo doses on Days 30, 60, 120, and 150. Participants randomized to placebo receive monthly placebo doses during the treatment period.
CKD: chronic kidney disease. CVD: cardiovascular disease. eGFR: estimated glomerular filtration rate. hs-CRP: high-sensitivity C-reactive protein. SC: subcutaneous. UPCR: urine protein-creatinine ratio.

TOURMALINE 23

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Error bars represent the 75th percentile for reduction in each dose group. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Pacibekitug demonstrated deep and highly statistically significant reductions in hs-CRP across all pacibekitug dosing arms 24 Percent change from baseline in time-averaged hs-CRP through Day 90 Percent change from baseline in hs-CRP at Day 90 **** **** **** **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Error bars represent standard error. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. A significant percentage of participants across all pacibekitug dosing arms achieved an hs-CRP of <2 mg/L 25 Percentage of participants with time- averaged hs-CRP <2 mg/L through Day 90 Percentage of participants with hs-CRP <2 mg/L at Day 90 **** **** **** **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Results through Day 180 presented herein reflect a subset of the primary analysis population as of the data extract date of April 23, 2025. These data and the preliminary analysis presented here are subject to change as additional data are collected through the ongoing trial. Rapid and deep hs-CRP reductions sustained through Day 180 in participants who completed treatment period as of data extract 26 Median (IQR) percent change in hs-CRP from baseline by visit through Day 180 Median (IQR) percent change in hs-CRP from baseline by visit through Day 90 **** **** **** **** p<0.0001 for all comparisons to placebo

# Pacibekitug demonstrated overall incidence rates of adverse events and serious adverse events comparable to placebo

## Cumulative incidence through data extract date

| | Placebo | Pacibekitug | | | |
|---|---|---|---|---|---|
| | N=36 | Pooled N=105 | 25 mg quarterly N=35 | 50 mg quarterly N=35 | 15 mg monthly N=35 |
| **Adverse events** | 20 (56%) | 57 (54%) | 20 (57%) | 18 (51%) | 19 (54%) |
| **Serious adverse events** | 4 (11%) | 10 (10%) | 6 (17%) | 2 (6%) | 2 (6%) |
| **AEs leading to discontinuation** | 0 | 2 (2%) | 0 | 1 (3%) | 1 (3%) |
| **Infection** | 8 (22%) | 25 (24%) | 10 (29%) | 9 (26%) | 6 (17%) |
| **Serious infection** | 1 (3%) | 4 (4%) | 4 (11%) | 0 | 0 |
| **Death** | 0 | 1 (1%)* | 1 (3%)* | 0 | 0 |
| **Injection site reaction Grade 2+** | 0 | 0 | 0 | 0 | 0 |
| **Neutropenia Grade 2 [1]** | 1 (3%) | 2 (2%) | 1 (3%) | 0 | 1 (3%) |
| **Neutropenia Grade 3+ [1]** | 0 | 0 | 0 | 0 | 0 |
| **Thrombocytopenia Grade 2+ [1]** | 0 | 0 | 0 | 0 | 0 |

*Safety population n=141*
**Fatal case of COVID-19*

Safety Population: at least 1 dose of study drug. [1] Laboratory abnormalities defined as confirmed low values on 2 consecutive assessments. Neutropenia CTCAE Grade 2: ANC >= 1,000/mm$^3$ and <1,500/mm$^3$. Grade 3+: ANC <1,000/mm$^3$. Thrombocytopenia CTCAE Grade 2+: PLT < 75,000/mm$^3$. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up.

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-17% -47% -59% -68% -12% -70% -85% -89% -4% -77% -88% -92% 19% -86% -90% -92%-100% -80% -60% -40% -20% 0% 20% PBO 50 mg Q3M 150 mg Q3M 300 mg Q3M PBO 25 mg Q90D 50 mg Q90D 15 mg Q30D PBO 7.5 mg Q4W 15 mg Q4W 30 mg Q4W PBO 2.5 mg Q4W 5 mg Q4W 10 mg Q4W 1Ridker et al., NEJM (2017); median reductions reported. 2Data on file; median reduction at Day 90 reported. 3Ridker et al., Lancet (2021); median reductions reported. 4Chertow, Nature (2024); geometric mean ratios reported. In separate studies, direct IL-6 inhibition was associated with lower hs-CRP 28 % r e d u c ti o n i n h s -C R P Ziltivekimab Phase 2 RESCUE3 (Week 12) Canakinumab Phase 3 CANTOS1 (Week 12) Clazakizumab Phase 2b4 (Week 12) Pacibekitug Phase 2 TRANQUILITY2 (Day 90) Phase 3 dose Phase 3 dose These data are from separate, non-head-to-head studies involving different disease states and patient populations. Cross-trial comparisons are inherently limited and the above data should be considered with caution. These data do not support conclusions about the comparative efficacy and safety of the above drugs.

# Pacibekitug designed to offer best-in-class potential profile in cardiovascular diseases

| | TOURMALINE | novo nordisk | CSL |
|---|---|---|---|
| | **Pacibekitug** | **Ziltivekimab** | **Clazakizumab** |
| Monoclonal antibody | **fully human (IgG2)** | fully human (IgG1k, YTE mutation) | humanized rabbit (IgG1k) |
| Anti-drug antibodies[1] | **0-1%** | 6-13%[3,4] | 0-10%[7-9] |
| Route of administration[2] | **SC 0.6 mL** | SC[5,6] 1.0 mL | IV[10] |
| Longest dosing intervals tested | **Q90D (NDD-CKD)** | Q4W (NDD-CKD)[5,6] | Q4W[10] (HD-CKD) |
| Targeted dosing intervals | **Quarterly** | Monthly | Monthly |

CKD: chronic kidney disease, HD: hemodialysis, NDD: non-dialysis dependent, [1]Incidence of ADAs in repeat-dose studies calculated as reported per dosing arm. [2]Route of administration in planned or ongoing studies in patients with or at high-risk of ASCVD. [3]Clinicaltrials.gov NCT03926117. [4]Pergola et al., JASN (2021). [5]Ridker et al., Lancet (2021). [6]Wada et al., J Cardiol (2023). [7]Clinicaltrials.gov NCT01490450. [8]Clinicaltrials.gov NCT01545050. [9]Weinblatt et al., Arthritis Rheum (2015). [10]Clinicaltrials.gov NCT05485961.
Data reported in publications or on clinicaltrials.gov as detailed above. No head-to-head studies have been conducted between the mabs shown here, which have each been evaluated in different populations.

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# Five Phase 3 CVOTs enrolling >24,000 patients

## novo nordisk — ZEUS: ASCVD w/CKD[1]

**~6,400 patients**
- ASCVD
- CKD stage 3-4
- hs-CRP ≥2 mg/L

1:1
- Ziltivekimab 15 mg QM + Standard of Care
- Placebo QM + Standard of Care

**Primary endpoint:**
Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke)

## novo nordisk — ARTEMIS: acute MI[2]

**10,000 patients**
- Acute MI
- First dose within 36 or 48 hrs

1:1
- Ziltivekimab loading 30mg followed by 15mg QM + Standard of Care
- Placebo QM + Standard of Care

**Primary endpoint:**
Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke)

## novo nordisk — ATHENA: HFpEF[3]

**680 patients**
- HF Class II-III
- hs-CRP ≥2 mg/L

1:1
- Ziltivekimab QM + Standard of Care
- Placebo QM + Standard of Care

**Primary endpoint:**
Change in KCCQ-CSS at 1 year

## novo nordisk — HERMES: HFpEF[4]

**5,600 patients**
- HF Class II-IV
- hs-CRP ≥2 mg/L

1:1
- Ziltivekimab 15 mg QM + Standard of Care
- Placebo QM + Standard of Care

**Primary endpoint:**
Time to first occurrence of a composite HF endpoint (CV death, HF hospitalization, or urgent HF visit)

## CSL — POSIBIL6: ESKD[5]

**2,310 patients**
- ESKD
- Diabetes or ASCVD
- hs-CRP ≥2 mg/L

1:1
- Clazakizumab 5 mg Q4W + Standard of Care
- Placebo Q4W + Standard of Care

**Primary endpoint:**
Time to first occurrence of CV death or MI

## Topline data readouts expected

| ZEUS | ARTEMIS | ATHENA | HERMES | POSIBIL6 |
|---|---|---|---|---|
| 2026 | 2026 / 2027 | 2026 | 2027 | 2029 |

***External readouts have the potential to further validate the IL-6 mechanism in cardiovascular disease and provide critical insights to augment pacibekitug Phase 3 development strategy***

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The timing of clinical trial milestones are subject to change.
ASCVD: atherosclerotic cardiovascular disease. CKD: chronic kidney disease. CVOT: cardiovascular outcome trial. ESKD: End Stage Kidney Disease. HFpEF: heart failure with preserved ejection fraction. MACE: major adverse cardiovascular event. MI: myocardial infarction.
[1]Clinicaltrials.gov: NCT05021835. [2]Clinicaltrials.gov: NCT06118281. [3]Clinicaltrials.gov: NCT06200207 [4]Clinicaltrials.gov: NCT05636176 [5]Clinicaltrials.gov: NCT05485961 (Phase 3 portion only)

30

# Abdominal aortic aneurysm: a high-mortality, first-in-disease opportunity for pacibekitug

- High-risk vascular disease with **significant unmet need in approximately 2M people in US**[1]
- **Strong strategic fit** with ASCVD due to overlapping prescribers
- Progressive disease with increasing risk of **rupture, usually a fatal event**[2]
- **In less than 5 years**, majority of medium-sized AAA grow to threshold for surgical repair[3,4]
- Surgical repair, recommended for large AAA to prevent rupture, is **associated with complications**[5-9]



Normal aorta
Aorta with large abdominal aneurysm

**No FDA approved treatment**

[1]Stuntz, Cardiology (2016). [2]Golledge et al., Eur Heart J (2023). [3]UKSAT, NEJM (2002). [4]Lederle et al., NEJM (2002). [5]Chaikof et al., J Vasc Surg (2018). [6]Isselbacher et al., Circulation (2022). [7]Schermerhorn et al., NEJM (2008). [8]Yei et al., JAMA Netw Open (2022). [9]Gilmore et al., Circ Cardiovasc Qual Outcomes (2024). Figure from https://medlineplus.gov/ency/article/000162.htm.
AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. HCP: healthcare professional.

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Human genetic evidence 1Burgess et al., Arterioscler Thromb Vasc Biol (2025). 2Thanigaimani et al., Biomedicine (2022). 3Kokje et al., Atherosclerosis (2016). Results at day 14. 4Nishihara et al., PLoS One (2017). Results at day 42. 5Patel et al., Vasc Endovascular Surg (2023). Results at day 21. AAA: abdominal aortic aneurysm. Compelling evidence supports IL-6 inhibition to slow AAA growth 32 Genetic variant associated with reduction in risk of AAA1 Epidemiological evidence Higher IL-6 levels associated with AAA2 Experimental evidence 0% 25% 50% 75% 100% Inhibition of IL-6 pathway signaling decreased AAA expansion in multiple preclinical models3 Increase in maximum AAA diameter Elastase model3 CaCl2 model4 CaCl2+ IL-6 model5 Control IL-6 pathway inhibition

# Phase 2 PoC study expected to use imaging to evaluate the ability of pacibekitug to inhibit AAA growth

- Serial imaging is the foundation of clinical care[1]
- Phase 2 PoC expected to use multimodality imaging to efficiently characterize pacibekitug
- Alignment reached with FDA on Phase 2 PoC design

**Next steps:**

- Confirm dose to be evaluated based on TRANQUILITY analysis
- Details expected to be shared prior to study start

**CT**


3D reconstruction
Centerline analysis
Maximum aneurysm diameter
R
L
A
R
L

[1]Chaikof et al., J Vasc Surg (2018). Isselbacher et al., Circulation (2022). Figure adapted from Perry et al., Ann Vasc Surg (2022). AAA: abdominal aortic aneurysm. PoC: proof of concept.

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# With TRANQUILITY results now in hand, Tourmaline is well-positioned to execute on its cardiovascular inflammation strategy

## TRANQUILITY data unlocks pacibekitug's potential in CVD

- ✓ Demonstrated rapid, deep, and durable hs-CRP reductions
- ✓ Confirmed quarterly dosing viability
- ✓ Expanded safety database

## Key next steps

- In consultation with CV SAB, confirm optimal dose for Phase 3 CVOT in ASCVD and finalize clinical development strategy
- Conduct EOP2 meeting with FDA by end of year
- Initiate Phase 2 proof-of-concept trial in AAA in H2 2025

AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CVD: cardiovascular disease. CV SAB: cardiovascular Scientific Advisory Board. CVOT: cardiovascular outcomes trial. EOP2: end of Phase 2. FDA: Food & Drug Administration. hs-CRP: high-sensitivity C-reactive protein.

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Thyroid Eye Disease

# TED: an indication designed to validate pacibekitug's potential in autoantibody-driven diseases

1. **High unmet medical need with significant market opportunity**
   - TED patients experience significant disease burden driven by inflammation, proptosis, double-vision, and pain
   - ~30k new patients each year in the U.S. (average age at diagnosis is ~45)[1,2]
   - ~80%[3] of moderate-to-severe TED patients not receiving an FDA-approved treatment, which we believe may be related to significant limitations such as risk of permanent hearing impairment / loss:
     - Vast majority of US treaters report unmet need across all aspects of treatment (efficacy, safety, administration)[4]

2. **Extensive third-party clinical support that IL-6 inhibition may address key unmet needs**
   - 50+ publications with 400+ patients demonstrate the therapeutic potential of IL-6 pathway inhibition in TED
   - IL-6 may play a more central and upstream role in TED pathogenesis than IGF-1R or FcRn
   - Many TED treaters already routinely utilize IL-6 inhibition in their practice[4]

3. **Pacibekitug has best-in-disease potential in TED**
   - Deep inhibition of IL-6 pathway observed to date offers potential for durable efficacy across many endpoints
   - Existing clinical database supports the potential for a well-tolerated profile at selected doses
   - Q8W dosing would allow for a patient-friendly, low burden treatment course

[1]Lazarus, Best Pract. Res. Clin. Endocrinol. Metab. (2012). [2]Bartalena et al., Front. Endocrinol. (2020). [3]Horizon Q3 2022 earnings call. [4]Tourmaline market research.

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$24 $166 $287 $344 $2 $453 $616 $590 $502 $480 $491 $494 $405 $446 $453 $467 $424 $479 $488 $460 $381 -- $100 $200 $300 $400 $500 $600 $700 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 1. Safety issues: Risk of potentially permanent hearing loss2 2. Limited durability: Growing real-world effectiveness data reveals larger than anticipated number of non-responders / high relapse rate3,4 3. High level of inconvenience & complexity: – IV Q3W (n=8)2 but limited access to infusion centers5 – Numerous visits and high time commitment (HCPs and patients)5 – Need for serial audiograms, as per label2,6 – Burdensome reimbursement approval process7 1Horizon and Amgen company reports and filings. 2TEPEZZA FDA label. 3Kahaly et al., Thyroid (2021) (ATA 2021 presentation). 4Rosenblatt et al., Ophthalmic Plast Reconstr Surg (2023). 5Tourmaline market research. 6Chow and Silkiss, BMJ Case Rep (2022). 7Horizon Therapeutics Public Ltd. Co. Q2 2023 Form 10-Q. IGF-1R class limitations present a significant opportunity for novel therapeutic approaches in TED 37 Sales ($M)1 TEPEZZA U.S. revenues have been stagnating since 2021… …believed to be due to real-world experience

1Horizon Q3 2022 earnings call; LTM = last twelve months. 2Tourmaline market research; endo = endocrinologist; ophth = ophthalmologist. 3AAMC 2022 Physician Specialty Data Report. 4Hussey and Tao, Orbit (2022). Despite an FDA-approved medicine, the vast majority of moderate-to-severe TED patients remain untreated 38 Most TED patients are not receiving TEPEZZA… …or only get it relatively late in the treatment journey2 Endo (~8.2k3) monitors thyroid levels, treats mainly mild TED Ophth (~18.9k3) manages moderate-severe ocular symptoms Oculoplastic Surgeons (~1.2k4) manages severe disease and/or inadequate response to steroids Mild Moderate Severe / Sight-Threatening TEPEZZA Surgery 0% 20% 40% 60% 80% 100% High Proptosis, High CAS TED Patients % o f P a ti e n ts Untreated 16,000 80% Treated with Tepezza 4,000 20% Simplified Treatment Journey2TEPEZZA US LTM penetration1 Most refer out to other specialists today but many indicate interest in treating as new advanced therapies become available

# IL-6 inhibition has the potential to address a central and upstream driver of TED


Anti-IL-6
IL-6
1) Inhibits formation of autoantibodies
Memory B-cell
TFh
IL-6 +
CD4 T-cell
IL-6 +
B-cell
IL-21
IL-6 + Survival
Plasma cell
Anti-FcRn
Anti-TSHR/IGF-1R autoantibodies
Anti-IGF-1R
Orbital fibroblasts
2) Inhibits T-cell driven inflammation
TGF-β
IL-6 +
CD4 T-cell
Th17
IL-17A
IL-22
TNFα
IL-1β
Orbital tissue expansion:
• Proptosis
• Diplopia
• Eyelid retraction
• Optic nerve compression
3) Inhibits orbital fibroblast signaling and differentiation
Hyaluronan
Adipocytes
Myofibroblasts
Inflammation:
• Pain
• Redness
• Swelling

Adapted from Huang et al., Eye (2018); Hodgson and Rajaii, Ophthalmol Ther (2020); Fang et al, Front Endocrinol (2021); Smith et al., Eye (2019); and Cabezas et al., Front. Immunol. (2022)

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# Over 50 publications support the therapeutic potential of IL-6 pathway inhibition in TED

| Study Details | | | | Key Endpoints | | |
|---|---|---|---|---|---|---|
| First author | Year | Study type | N treated | Proptosis response rate | CAS response rate | % autoantibody reduction |
| Pérez-Moreiras | 2021 | Retro | 54 | 78 | 89 | 75 |
| Sánchez-Bilbao | 2020 | Obs | 48 | NR | NR | NR |
| Atienza-Mateo | 2018 | Retro | 29 | NR | NR | NR |
| Farde | 2024 | Retro | 23 | 64 | NR | 75 |
| Lee | 2024 | Prosp | 19 | 11 | 47 | 56 |
| Pérez-Moreiras | 2014 | Prosp | 18 | 72 | 100 | 76 |
| Pérez-Moreiras | 2018 | RCT | 15 | 93 | 60 | NS |
| de la Fuente Bursón | 2020 | Retro | 15 | NR | NR | NR |
| Pereira | 2023 | Retro | 14 | NR | NR | NR |
| Habroosh | 2024 | Prosp | 13 | 100 | 31 | 68 |
| Boutzios | 2023 | Obs | 12 | NR | NR | 84 |
| Pampín-Sánchez | 2022 | Retro | 11 | 75 | 73 | NR |
| Moi | 2022 | Retro | 10 | CI | 80 | 75 |
| Cortez | 2022 | Prosp | 10 | 10 | 100 | 81 |
| Guo | 2024 | Retro | 10 | NR | NR | NR |
| Silkiss | 2020 | CS | 9 | CI | 56 | 74 |
| Smith | 2021 | Retro | 9 | 78 | 100 | 54 |
| Bielefeld | 2019 | Obs | 8 | NR | NR | NR |
| Ceballos-Marcias Jose | 2020 | CS | 8 | NR | 75 | 41 |
| Bennedjai | 2020 | Retro | 7 | NR | NR | 73 |
| Moás | 2022 | Obs | 7 | NR | NR | 92 |
| Toro-Tobon | 2023 | Retro | 6 | 50 | NR | NR |
| de Pablo Gomez | 2018 | CS | 5 | NR | 60 | NR |
| Navarrete | 2022 | Retro | 5 | NR | NR | NR |
| Ribi | 2017 | CS | 3 | 33 | 67 | NR |
| Maldiney | 2020 | CS | 3 | 67 | NR | NR |
| Stevens | 2022 | Retro | 3 | 100 | 67 | NR |
| Russell | 2017 | CS | 2 | NR | 0 | NR |
| Sy | 2017 | CS | 2 | CI | 50 | 69 |

| Study Details | | | | Key Endpoints | | |
|---|---|---|---|---|---|---|
| First author | Year | Study type | N treated | Proptosis response rate | CAS response rate | % autoantibody reduction |
| Copperman | 2019 | CS | 2 | 100 | 0 | NR |
| Coy | 2019 | CS | 2 | NR | 50 | NR |
| Sierra Osorio | 2020 | CS | 2 | 100 | 100 | NR |
| Park | 2021 | CS | 2 | 100 | 100 | NR |
| Abeillon-du Payrat | 2022 | CS | 2 | 100 | 50 | NR |
| Butnaru | 2013 | CR | 1 | NR | 100 | NR |
| Gómez Rodríguez | 2014 | CR | 1 | NR | 100 | NR |
| Bielefeld | 2017 | CR | 1 | CI | NR | NR |
| Canas | 2018 | CR | 1 | 100 | NR | NR |
| Pascual-Camps | 2018 | CR | 1 | NR | NR | NR |
| Garreta Fontelles | 2019 | CR | 1 | NR | NR | 93 |
| Mehmet | 2020 | CR | 1 | 0 | NR | NR |
| Kaplan | 2020 | CR | 1 | NR | 0 | 85 |
| Cayon-Blanco | 2020 | CR | 1 | NR | 100 | NR |
| Tran | 2020 | CS | 1 | NR | NR | NR |
| Ruiz | 2021 | CR | 1 | NR | NR | NR |
| Albrashdi | 2022 | CR | 1 | 100 | NR | NR |
| Cezara | 2022 | CR | 1 | NR | 0 | NR |
| Mohamed | 2022 | CS | 1 | 0 | 0 | NR |
| Moleiro | 2022 | CR | 1 | 100 | NR | 86 |
| Almazrouei | 2023 | CR | 1 | NR | NR | NR |
| Cuculescu | 2023 | CR | 1 | CI | 0 | NR |
| Nirmalan | 2023 | CS | 1 | NR | NR | NR |
| Pramono | 2023 | CR | 1 | NR | NR | NR |
| Rymuza | 2024 | CR | 1 | 100 | 0 | 8 |
| **Weighted Mean** | | | | **68%** | **72%** | **72%** |
| **Smith 2017 (tepro Phase 2)** | | | | **71%** | **69%** | **N/A** |
| **Douglas 2020 (tepro Phase 3)** | | | | **83%** | **59%** | **N/A** |

**We believe many of these reports may underestimate the true efficacy of IL-6 inhibition**

- 400+ mostly steroid-refractory patients
- Late IL-6 inhibition (>9 months post symptom onset) when disease may have exited active phase
- Exposure to IL-6 inhibition may have been suboptimal (<6 months)
- Tourmaline market research with over 100 TED treaters suggests many HCPs already routinely utilize IL-6 inhibition in their practice

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Proptosis response rate is generally defined in the data outlined here as a ≥2 mm proptosis improvement in the worse eye at baseline without any worsening in the other eye. CAS response rate is generally defined in the data outlined here as a CAS of 0 or 1. Studies referenced in this table represent investigator-led studies and were not designed with the intent of generating evidence for an approval of tocilizumab or sarilumab in TED. The majority of these studies were not designed with power to detect statistical significance. Retro: retrospective. Obs: observational. Prosp: prospective. RCT: randomized controlled trial. CS: case series. CR: case report. NR: not reported. NS: not significant. CI: clear improvement. Tepro: teprotumumab. Publications available upon request

40

# Pacibekitug's target product profile is expected to be well-differentiated in TED…

## Target product profile in TED*

| | | |
|---|---|---|
| Study population | | • Moderate-to-severe active TED patients |
| MOA | | • **IL-6 inhibition** |
| Efficacy | Primary endpoint | • **Proptosis** |
| Efficacy | Secondary endpoints | • **Diplopia, clinical activity score (CAS), inflammation, and lid retraction** |
| Efficacy | Additional measures | • Lower **rate of relapse** and retreatment<br>• **Rapid time to response**<br>• Lower rate of **surgical intervention** |
| Safety | Warnings & precautions | • **No anticipated risk of permanent hearing loss** or warnings beyond typical IL-6 safety considerations |
| Dosing & administration | | • **Every 8-week, low volume subcutaneous injection** through pre-filled syringe<br>• Finite dosing |

## Targeted points of differentiation

- **Targeting inflammation** which is at core of disease
- **Holistic impact** on many QoL-impacting symptoms
- Emphasis on **response durability**
- **Well-tolerated** without the risk of hearing loss
- Least frequent and **most patient-friendly SC dosing**

*This target product profile outlines the desired characteristics of pacibekitug in TED. It will be informed by clinical data from Phase 2b and Phase 3 and additional evidence generated from other programs including from the real world. The characteristics presented reflect outcomes that may not be representative of pacibekitug. The results of past clinical trials may not be indicative of future results, and the results of future or ongoing clinical trials may not demonstrate some or any of the characteristics presented.
MOA: mechanism of action. QoL: quality of life. TED: thyroid eye disease. SC: subcutaneous

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1In a masked survey of future potential product entrants - HCP Quant Research with N = 60 General Ophthos, N = 40 Endos and N = 40 Oculoplastic Surgeons (February 2024). FcRn: neonatal fragment crystallizable receptor. IGF-1R: insulin- like growth factor 1 receptor. IL-6: interleukin-6. Rx: prescriptions. SC: subcutaneous. TED: thyroid eye disease. …resulting in leading market share, capitalizing on increasing Rx from endocrinologists and ophthalmologists 42 36% 26% 12% 5% 21% 28% 47% 73% 48% 63% 66% 0% 10% 20% 30% 40% 50% 60% 70% 80% Endos General ophthos Oculoplastic surgeons I treat and manage moderate to severe active TED patients rather than referring out to another physician today As additional treatments become available for TED, including SC therapies, I will treat and manage moderate to severe active TED patients rather than referring out to another physician 50% 39% 11% IL-6 class Pacibekitug Satralizumab Off-label IL-6(R) Other biologic IGF-1R class Not treated with biologic FcRn Pacibekitug ranked highest in future market share among 140 TED treaters in US1 Impact on Rx if SC therapies are available1

24 weeks24 weeks24 weeks 43 *Any patient who receives rescue therapy/intervention in Period A will not receive pacibekitug in Period B and will instead undergo follow-up only pivotal trial in first-line TED n = 81 (27 / arm) Period A: Primary efficacy R Period B: Extension Proptosis non- responders* Proptosis responders Pacibekitug 50 mg SC Q8W Pacibekitug 20 mg SC Q8W Placebo Pacibekitug 50 mg SC Q8W Follow-up Follow-up Primary endpoint: • Proptosis response rate at week 20 Additional endpoints: • CAS • Diplopia • QoL, safety, PK/PD/ADA Study population: • Moderate-to-severe TED, with proptosis ≥ 3mm above normal (based on race and gender) • Active phase, with symptom onset ≤ 15 months, CAS ≥ 4 and positive TSI • First-line setting, with cap on prior corticosteroid use (< 1g methylprednisolone or equivalent) Key:  dose Double-masked, placebo-controlled Phase 2b trial (NCT06088979) Open label Primary end point: Week 20

Appendix

0.8 1.0 1.2 1.4 1.6 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Hazard ratios shown. Major adverse cardiovascular events (MACE) include myocardial infarction, stroke, coronary revascularization, cardiovascular (CV) death. CKD: chronic kidney disease. hs-CRP: high-sensitivity C-reactive protein. LDL: low-density lipoprotein cholesterol. Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. 1Ridker et al., Lancet (2023). 2Ridker et al., Circulation (2023). 3Ridker et al., Eur Heart J (2022). Multiple observational studies show hs-CRP levels predict future MACE even better than cholesterol in high-risk populations 45 LDL-C hs-CRP Risk of MACE ASCVD or high risk of ASCVD1 (n=31,245) LDL-C hs-CRP LDL-C hs-CRP 0.4 1.0 1.6 2.2 2.8 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Risk of CV death (downstream biomarker of IL-6 activity) CANTOS CKD subgroup3 (n=1,192) CLEAR-Outcomes2 (n=13,970) Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile LDL-C hs-CRP

1Ridker et al, Eur Heart J (2022). CANTOS. 2Ridker et al, Eur Heart J (2020). CIRT. Myocardial infarction or multivessel coronary disease who additionally had diabetes or metabolic syndrome. Adjusted for age, gender, smoking status, body mass index, and blood pressure and stratified on diabetes and or metabolic syndrome. Ridker et al, Circ Res (2021). Mehta et al., Curr Atheroscler Rep (2024). Higher levels of IL-6, like hs-CRP, strongly and independently predicted MACE in large prospective studies 46 1 1.3 1.8 1.9 1 1.7 2.0 2.4 1.0 1.5 2.0 2.5 1 2 3 4 CIRT2 1 1.1 1.3 1.5 1 1.1 1.2 1.5 1 1.3 1.8 2.5 1 1.3 2.0 1.8 1.0 1.5 2.0 2.5 1 2 3 4 1 2 3 4 Risk of MACE hs-CRP IL-6 CANTOS1 eGFR ≥ 60 ml/min/1.73m2 eGFR < 60 ml/min/1.73m2 Quartile Quartile Quartile